UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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CINCINNATI BELL INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following information was sent to certain customers of Cincinnati Bell Inc. on December 23, 2019.

Cincinnati Bell connecting what matters | Hawaiian Telcom HAWAII'S TECHNOLOGY LEADER | Brookfield

Cincinnati Bell to be Acquired by Brookfield Infrastructure

Transaction to Accelerate Cincinnati Bell's Strategy and Products

Cincinnati Bell, Hawaiian Telcom's parent company, together with Brookfield Infrastructure, today announced an agreement through which Brookfield Infrastructure and its institutional partners will acquire Cincinnati Bell in a transaction valued at approximately $2.6 billion, including debt.

Quick Facts

Providing our customers with the great service they have come to expect remains our number one priority – going private does not change our commitment to our customers. This transaction:

- ✓ Strengthens Hawaiian Telcom for the benefit of customers by providing deep industry expertise and financial flexibility
- ✓ Positions Hawaiian Telcom to deliver next generation, integrated cloud and communication services for our customers through an expanded fiber network
- ✓ Represents an exciting new chapter for us and an important opportunity for Hawaiian Telcom to accelerate investments in our strategic products and will ultimately provide new opportunities to execute against our long-term strategy
- ✓ Enables Hawaiian Telcom to leverage Brookfield Infrastructure's strong industry expertise and proven track record of investment in critical data service and infrastructure to drive growth for the benefit of all our stakeholders
- ✓ Enhances our networks and services to the benefit of our customers in Hawaii with the financial, management, and other resources of Brookfield Infrastructure

About Brookfield Infrastructure

Brookfield Infrastructure is a leading global infrastructure fund that owns and operates high-quality, long-life assets in the utilities, transport, energy and data infrastructure sectors. They are the flagship listed infrastructure company of Brookfield Asset Management, a global alternative asset manager with over $500 billion of assets under management.

Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of Cincinnati Bell by Brookfield Infrastructure. In connection with the proposed acquisition, Cincinnati Bell intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including Cincinnati Bell’s proxy statement in preliminary and definitive form.  Shareholders of Cincinnati Bell are urged to read all relevant documents filed with the SEC, including Cincinnati Bell’s proxy statement when it becomes available, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and shareholders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Cincinnati Bell at investor.cincinnatibell.com or by directing a request to Cincinnati Bell’s Investor Relations Department at 1-800-345-6301 or investorrelations@cinbell.com.  Participants in the SolicitationCincinnati Bell and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from shareholders of Cincinnati Bell in favor of the proposed transaction. Information about Cincinnati Bell’s directors and executive officers is set forth in Cincinnati Bell’s Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on March 19, 2019, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 22, 2019. These documents may be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants which may, in some cases, be different than those of Cincinnati Bell’s shareholders generally, will also be included in Cincinnati Bell’s proxy statement relating to the proposed transaction, when it becomes available. Cautionary Statement Regarding Forward-Looking Statements Certain of the statements in this communication contain forward-looking statements regarding future events and results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “will,” “may,” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: (i) the risk that the proposed merger with Brookfield Infrastructure may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Brookfield Infrastructure by Cincinnati Bell’s shareholders; (iii) the possibility that competing offers or acquisition proposals for Cincinnati Bell will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, including in circumstances which would require Cincinnati Bell to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the transaction on Cincinnati Bell’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from Cincinnati Bell’s ongoing business operations; (viii) the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability and (ix) (A) those discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and, in particular, the risks discussed under the caption “Risk Factors” in Item 1A, and (B) those discussed in other documents Cincinnati Bell filed with the Securities and Exchange Commission. Actual results may differ materially and adversely from those expressed in any forward-looking statements. Cincinnati Bell undertakes no, and expressly disclaims any, obligation to revise or update any forward-looking statements for any reason, except as required by applicable law.

   Cincinnati Bell to be Acquired by Brookfield InfrastructureTransaction to Accelerate Cincinnati Bell’s Strategy and Products  Cincinnati Bell, together with Brookfield Infrastructure, today announced an agreement through which Brookfield Infrastructure and its institutional partners will acquire Cincinnati Bell in a transaction valued at approximately $2.6 billion, including debt.   Quick Facts  Providing our customers with the great service they have come to expect remains our number one priority – going private does not change our commitment to our customers. This transaction:Strengthens Cincinnati Bell for the benefit of customers by providing deep industry expertise and financial flexibilityPositions Cincinnati Bell to deliver next generation, integrated cloud and communication services for our customers through an expanded fiber networkRepresents an exciting new chapter for Cincinnati Bell and an important opportunity for Cincinnati Bell to accelerate investments in our strategic products and will ultimately provide new opportunities to execute against our long-term strategyEnables Cincinnati Bell to leverage Brookfield Infrastructure’s strong industry expertise and proven track record of investment in critical data service and infrastructure to drive growth for the benefit of all Cincinnati Bell’s stakeholdersEnhances our networks and services to the benefit of our customers in Hawaii, Ohio, Kentucky, and Indiana, and across the nation, with the financial, management, and other resources of Brookfield Infrastructure         About Brookfield Infrastructure  Brookfield Infrastructure is a leading global infrastructure fund that owns and operates high-quality, long-life assets in the utilities, transport, energy and data infrastructure sectors. They are the flagship listed infrastructure company of Brookfield Asset Management, a global alternative asset manager with over $500 billion of assets under management.

 Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of Cincinnati Bell by Brookfield Infrastructure. In connection with the proposed acquisition, Cincinnati Bell intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including Cincinnati Bell’s proxy statement in preliminary and definitive form.  Shareholders of Cincinnati Bell are urged to read all relevant documents filed with the SEC, including Cincinnati Bell’s proxy statement when it becomes available, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and shareholders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Cincinnati Bell at investor.cincinnatibell.com or by directing a request to Cincinnati Bell’s Investor Relations Department at 1-800-345-6301 or investorrelations@cinbell.com.  Participants in the SolicitationCincinnati Bell and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from shareholders of Cincinnati Bell in favor of the proposed transaction. Information about Cincinnati Bell’s directors and executive officers is set forth in Cincinnati Bell’s Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on March 19, 2019, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 22, 2019. These documents may be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants which may, in some cases, be different than those of Cincinnati Bell’s shareholders generally, will also be included in Cincinnati Bell’s proxy statement relating to the proposed transaction, when it becomes available. Cautionary Statement Regarding Forward-Looking Statements Certain of the statements in this communication contain forward-looking statements regarding future events and results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “will,” “may,” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: (i) the risk that the proposed merger with Brookfield Infrastructure may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Brookfield Infrastructure by Cincinnati Bell’s shareholders; (iii) the possibility that competing offers or acquisition proposals for Cincinnati Bell will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, including in circumstances which would require Cincinnati Bell to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the transaction on Cincinnati Bell’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from Cincinnati Bell’s ongoing business operations; (viii) the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability and (ix) (A) those discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and, in particular, the risks discussed under the caption “Risk Factors” in Item 1A, and (B) those discussed in other documents Cincinnati Bell filed with the Securities and Exchange Commission. Actual results may differ materially and adversely from those expressed in any forward-looking statements. Cincinnati Bell undertakes no, and expressly disclaims any, obligation to revise or update any forward-looking statements for any reason, except as required by applicable law.

   Cincinnati Bell to be Acquired by Brookfield InfrastructureTransaction to Accelerate Cincinnati Bell’s Strategy and Products  Cincinnati Bell, CBTS’s parent company, together with Brookfield Infrastructure, today announced an agreement through which Brookfield Infrastructure and its institutional partners will acquire Cincinnati Bell in a transaction valued at approximately $2.6 billion, including debt.   Quick Facts  Providing our customers with the great service they have come to expect remains our number one priority – going private does not change our commitment to our customers. This transaction:Strengthens CBTS for the benefit of customers by providing deep industry expertise and financial flexibilityPositions CBTS to expand our scale and portfolio to deliver on the critical UCaaS, cloud, security, and infrastructure needs of our customersRepresents an exciting new chapter for us and an important opportunity for CBTS to accelerate investments in our strategic products and will ultimately provide new opportunities to execute against our long-term strategyEnables CBTS to leverage Brookfield Infrastructure’s strong industry expertise and proven track record of investment in critical data service and infrastructure to drive growth for the benefit of all our stakeholdersEnhances our networks and services to the benefit of our customers in Ohio with the financial, management, and other resources of Brookfield Infrastructure         About Brookfield Infrastructure  Brookfield Infrastructure is a leading global infrastructure fund that owns and operates high-quality, long-life assets in the utilities, transport, energy and data infrastructure sectors. They are the flagship listed infrastructure company of Brookfield Asset Management, a global alternative asset manager with over $500 billion of assets under management.

 Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of Cincinnati Bell by Brookfield Infrastructure. In connection with the proposed acquisition, Cincinnati Bell intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including Cincinnati Bell’s proxy statement in preliminary and definitive form.  Shareholders of Cincinnati Bell are urged to read all relevant documents filed with the SEC, including Cincinnati Bell’s proxy statement when it becomes available, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and shareholders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Cincinnati Bell at investor.cincinnatibell.com or by directing a request to Cincinnati Bell’s Investor Relations Department at 1-800-345-6301 or investorrelations@cinbell.com.  Participants in the SolicitationCincinnati Bell and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from shareholders of Cincinnati Bell in favor of the proposed transaction. Information about Cincinnati Bell’s directors and executive officers is set forth in Cincinnati Bell’s Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on March 19, 2019, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 22, 2019. These documents may be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants which may, in some cases, be different than those of Cincinnati Bell’s shareholders generally, will also be included in Cincinnati Bell’s proxy statement relating to the proposed transaction, when it becomes available. Cautionary Statement Regarding Forward-Looking Statements Certain of the statements in this communication contain forward-looking statements regarding future events and results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “will,” “may,” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: (i) the risk that the proposed merger with Brookfield Infrastructure may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Brookfield Infrastructure by Cincinnati Bell’s shareholders; (iii) the possibility that competing offers or acquisition proposals for Cincinnati Bell will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, including in circumstances which would require Cincinnati Bell to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the transaction on Cincinnati Bell’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from Cincinnati Bell’s ongoing business operations; (viii) the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability and (ix) (A) those discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and, in particular, the risks discussed under the caption “Risk Factors” in Item 1A, and (B) those discussed in other documents Cincinnati Bell filed with the Securities and Exchange Commission. Actual results may differ materially and adversely from those expressed in any forward-looking statements. Cincinnati Bell undertakes no, and expressly disclaims any, obligation to revise or update any forward-looking statements for any reason, except as required by applicable law.